UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

SOLLENSYS CORP
(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1470 Treeland Blvd. S E,

Palm Bay, FL 32909

(Address of principal executive offices)

(866) 438-7657

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2021 by Sollensys Corp (the “Company”), on October 26, 2021, the Company entered into a Merger Agreement (“Merger Agreement”) by and among (i) the Company; (ii) S-CC Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-CC Merger Sub”); (iii) S-Solutions Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-Solutions Merger Sub”); (iv) Celerit Corporation (“Celerit”); (v) Celerit Solutions Corporation (“Celerit Solutions”); and (vi) Terry Rothwell.

Pursuant to the terms of the Merger Agreement, on the closing date, (i) Celerit will merge with and into S-CC Merger Sub, with Celerit surviving, (ii) Celerit Solutions will merge with and into S-Solutions Merger Sub, with Celerit Solutions surviving, and (iii) Mr. Rothwell will receive from the Company certain cash consideration and other consideration as set forth in the Merger Agreement (the “Merger”), on the terms and subject to the conditions set forth therein, including but not limited to payment by the Company of (a) the sum of $4,440,000 in cash, and (b) 3,000,000 shares of the Company’s common stock.

Pursuant to the terms of the Merger Agreement, if the Merger did not close by January 31, 2022, the Merger Agreement would terminate.

On January 28, 2022, the parties to the Merger Agreement entered into an Amendment to Merger Agreement, dated as of January 28, 2022 (the “Amendment”), pursuant to which the parties agreed to extend the closing deadline to March 31, 2022. All other terms of the Merger Agreement remain in full force and effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Merger Agreement, dated as of January 28, 2022, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc.; Celerit Corporation; Celerit Solutions Corporation; and Terry Rothwell.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP

Dated: February 3, 2022	By:	/s/ Donald Beavers
Donald Beavers Chief Executive Officer

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